EXHIBIT 10.3


                        LESSOR'S STATEMENT OF TERMINATION


         THIS LESSOR'S STATEMENT OF TERMINATION is executed and delivered this __ day of October, 1996 by HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Owner Trustee ("Lessor"), in favor of THE SPORTS AUTHORITY, INC., a Delaware corporation ("TSA"), THE SPORTS AUTHORITY FLORIDA, INC. , a Florida corporation ("TSA Florida"), and THE SPORTS AUTHORITY MICHIGAN, INC., a Michigan corporation ("TSA Michigan"). TSA, TSA Florida and TSA Michigan are collectively referred to herein as "Lessee".

                                    RECITALS:

         A. On July 11, 1995, Lessor and Lessee entered into that certain Master Lease and Open End Mortgage ( the "Master Lease") and that certain Construction Agency Agreement.

         B. TSA, as assignor, executed and delivered to the Lessor for the benefit of the Lessor that certain Construction Documents Assignment (the "Construction Documents Assignment") dated as of July 11, 1995. Lessor executed and delivered to Bank of Montreal, as agent for the Tranche A Lenders, and BNY Leasing Corporation and FBTC Leasing Corp., as the Tranche B Lenders, for their benefit, an Assignment of Leases and Rents (the "Assignment of Leases") dated as of July 11, 1995.

         C. TSA, as Lessee, the Owner Trustee, the Owner Participants, and the Lenders executed and delivered that certain Participation Agreement (the "Participation Agreement") dated as of July 11, 1995.

         D. On June 12, 1996, the Lessor and TSA executed and delivered that certain First Amendment to Master Lease, Construction Agency Agreement, and Construction Documents Assignment. On June 12, 1996, TSA, as Lessee, the Owner Trustee, the Owner Participants, and the Lenders executed and delivered that certain First Amendment to Participation Agreement. TSA Florida and TSA Michigan executed and delivered to Lessor on June 12, 1996 Subsidiary Lessee Adoption Agreements for the purpose of becoming Lessees under the Master Lease and the Operative Documents.

         E. On September 24, 1996, Lessee delivered to Lessor a Purchase Notice in accordance with the terms of Section 18.1(a) of the Master Lease stating Lessee's intent to purchase all of the Properties and to terminate the Master Lease, Participation Agreement and the other Operative Documents.


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         F. This Lessor's Statement of Termination is intended to serve as the
Lessor's statement of termination described in Section 21(a)(iii) of the Master Lease.

         NOW, THEREFORE, the Lessor hereby agrees as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the same meanings as used in Appendix A of the Participation Agreement, unless otherwise defined in this Statement of Termination.

         2. STATEMENT OF TERMINATION. Lessor acknowledges and agrees that upon the Lessee's satisfaction of the conditions precedent in Section 18.1(a) of the Master Lease, Lessor shall comply with its obligations under Section 21.1 (a) of the Master Lease and the Operative Documents with respect to termination of the Operative documents and reconveyance of the Properties to Lessee and Lessee shall have no further obligations to Lessor or the Lenders under the Master Lease, Participation Agreement or the other Operative Documents except to the extent that under the terms of such Operative Documents the obligations of Lessor, Lessee or the Lenders is to continue beyond Lessee's payment in full of the Lease Balance.

         3. FURTHER ASSURANCES. Lessor agrees to execute all documents, certificates and affidavits reasonably requested by Lessee's title insurance company or Lessee in order to effectuate the transfer of title in the Properties to Lessee and cause Lessee's title insurance company to issue a commitment to insure Lessee's title in the Properties.

         IN WITNESS WHEREOF, THE LESSEE HAS EXECUTED AND DELIVERED THIS STATEMENT OF TERMINATION ON THE DATE FIRST SET FORTH ABOVE.

                                       HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but as Owner Trustee

                                          /s/ KEITH RICHARDSON
                                          --------------------------------------
                                          Name:  Keith Richardson
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

ACKNOWLEDGED AND AGREED TO BY:

THE SPORTS AUTHORITY, INC.

By: /s/ JACK SMITH
    -------------------------
Name: Jack Smith
     ------------------------
Title:  Chairman and CEO
       ----------------------


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THE SPORTS AUTHORITY MICHIGAN, INC.

By: /s/ JACK SMITH
    -------------------------
Name: Jack Smith
     ------------------------
Title:  President
       ----------------------


THE SPORTS AUTHORITY FLORIDA, INC.

By: /s/ JACK SMITH
    -------------------------
Name: Jack Smith
     ------------------------
Title:  President
       ----------------------